UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2007

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)
One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive Offices)		30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On November 15, 2007, The Coca-Cola Company (the “Company”) issued a press release cautioning shareholders about a mini-tender offer by K&N Value Select Corp. to purchase up to 100 million shares of the Company’s common stock.  A copy of the press release is attached as Exhibit 99.1

Item 9.01(d)                                Financial Statements and Exhibits

Exhibit 99.1                                Press Release of The Coca-Cola Company, issued November 15, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2007	THE COCA-COLA COMPANY (REGISTRANT) By: /s/ David M. Taggart David M. Taggart Vice President and Treasurer

Exhibit Index

Exhibit	Description
99.1	Press Release of The Coca-Cola Company, dated November 15, 2007.